IDT Corporation Investor Day

Featuring net2phone

February 5, 2019
New York Stock Exchange
Siebert Hall

Safe Harbor



All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words "believe," "anticipate," "expect," "plan," "intend," "estimate, "target" and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.


Jerusalem

Program

9:00 am to 10:30 am

Management Presentation

- Howard Jonas, Chairman | **Value Creation**
- Shmuel Jonas, CEO | **Transformation**
- Bill Pereira, President and COO | **Core**
- Jonah Fink, President @ net2phone | **net2phone**
- Marcelo Fischer, CFO | **Financials**

10:30 am to 11:00 am

Q&A With Management Panel

- Shmuel Jonas
- Bill Pereira
- Jonah Fink
- Marcelo Fischer
- Zali Ritholtz, COO @ net2phone
- Dano Ybarra, SVP International Growth @ net2phone
- Emilio Cueto, Director of Engineering @ net2phone

IDT | Overview

1990
Founded by Howard Jonas

1996
Public Company

$1.5 B
Annual Revenue

6
Spin-Offs & Divestitures

24
Offices Globally

1303
Employees Globally

25 B
Minutes Carried

Spin-Offs & Divestitures


IDW
2009
Genie Energy
2011
STRAIGHTPATH
2013
FABRIX SYSTEMS
2014
ZEDGE free your phone
2016
RAFAEL Holdings, Inc.
2018

Value Creation

Howard Jonas

Chairman

A History of Value Creation



IDT +
SpinCo CAGR
46.3%
S&P
500 CAGR
10.8%
$ 350,000
$ 300,000
$ 250,000
$ 200,000
$ 150,000
$ 100,000
$ 50,000
$ 0
Jan 10
Jan 11
Jan 12
Jan 13
Jan 14
Jan 15
Jan 16
Jan 17
Jan 18
Jan 19
S&P 500
IDT + SpinCos

Management Team

Shmuel Jonas
Chief Executive Officer

Bill Pereira
Chief Operating Officer

Marcelo Fischer
Chief Financial Officer

Transformation

Shmuel Jonas

CEO

Core - Synergistic Assets

Leveraging Core Assets Across the Enterprise



Proven brands - BOSS Revolution & net2phone
Global infrastructure
35,000 retailers serviced by our direct sales force
IDT
Transaction platform
8M + retail customers
VoIP expertise
Our people

Core | Innovation

Transforming Minute-Driven Offerings into Value Added Services


Tom Marquez
Andrea Tomkins
Maria Santiago
Last Month
Thomas Clayborn
Alex Ingleses

BOSS Revolution Calling

From calling cards to an app-centric voice and payments hub


IDT
PLATINUM
Service Level
Over 550 DIRECT Routes
450,000 Simultaneous Calls

Carrier Services

From minute termination to managed long distance outsourced solution


$

Mobile Top-Up

From minute transfers to bundles of voice, text and data

Initiative - BOSS Revolution Money Transfer

Core Assets

Crypto back-end settlement

45 destination countries

326,000 payout locations

The Transformative Power of Direct-to-Consumer



D2C increase 2017 to 2018
223%
0.8 M
1.7 M
2.7 M
CY 2016
CY 2017
CY 2018
Web + App Transactions
Retailer Transactions

Initiative - National Retail Solutions

Core Assets

POS Network to Transform Independent Retail



- Powerfully enhances retailer competitiveness
- Multiple revenue streams
- Large addressable market
- 6,500 active POS terminals and growing
- 25M monthly transactions

NATIONAL RETAIL SOLUTIONS

Initiative - BOSS Revolution Mobile

Mobile Service with Unique and Disruptive Pricing

Core Assets

Pay only for what you use

Revolutionary Pricing!

Never more than $9 per week

BOSS REVOLUTION MOBILE

Initiative - Net2Phone

Core Assets

UCaaS Initiative with Proprietary Platform


VoIP Pioneer
Outsized Market Opportunity
Global Growth Leveraging IDT Infrastructure
net2phone
Disruptive Management Team
Positioned for Strong Market and Financial Performance
Hitting Key Benchmarks

Core

Bill Pereira

COO

Core | Predictable Revenue and Cash Generation



$2,000
$1,500
$1,000
$500
Core revenue in millions
$60
$50
$40
$30
$20
$10
Cash flow in millions
FY 2015
FY 2016
FY 2017
FY 2018
BOSS Revolution Calling
Wholesale Carrier
Mobile Top-Up
Other
Core Cash Flow

Core | BOSS Revolution Calling

$521 M
Revenue (TTM)

6 M+ customers / year

35,000 retailers

App User Growth Driving Business



Thousands
1,500
1,000
500
0
35%
4-Year CAGR
Q1 2015
Q1 2016
Q1 2017
Q1 2018
Q1 2019



11:11 AM
100%
Search
Tom Marquez
Hey what's up buddy? Are you going to Anthony's
6:12PM
Andrea Tomkins
5:23PM
Maria Santiago
Mobile | 2 hr 1 min | $5.29
2:43PM
Last Month
Thomas Clayborn
Premier league is on.
Alex Ingleses
Are you going to Tom's?

Core | Mobile Top-Up

Data Demand Driving Growth


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
Millions
CY 2014
CY 2015
CY 2016
CY 2017
CY 2018
Voice Top-Up Revenue
Bundles Revenue

Core | Wholesale Carrier Services

Leveraging our Global Scale


Retail Communications
Carrier Services


Vodaphone
Tata
Orange
BICS
Airtel
IDT
Telefonica
KPN/iBasis
Telecom Italia
Deutsche Telekom
Verizon
0
20
40
60
Total Minutes of Top International Carriers (Billions)

Core | Transforming Retail & Wholesale Economics

Minutes Growing Again & GP Up Over 50% with Mobile Operator


10%
5%
0%
-5%
-10%
-15%
Dec 16
Mar 17
Jun 17
Sept 17
Dec 17
Mar 18
Jun 18
Sept 18
Dec 18
YoY change in minutes before subscription plans
YoY change in minutes after subscription plans


Retail Subscription Plans
1 Day
2 Day
7 Day
30 Day
$10 Unlimited 1 day
$12 100 mins 2 days
$20 200 mins 7 days
$50 Unlimited 30 Days

Core | Innovation

Transforming minute-driven offerings with value added services

BOSS Revolution Calling

Pinless calling to app and subscription plans

Carrier Services

Minute termination to managed ILD solution



Mobile Top-Up

Minute transfers to bundled voice, text and data


V
T
D

Jonah Fink, President


net2phone

UCaaS in a Nutshell

net2phone


DVD
VIDEO







NETFLIX

kindle fire

salesforce

net2phone

UCaaS Market Opportunity

net2phone


$46 Billion
Global Market by 2022
Source: Gartner

Competitive Opportunity

net2phone


CHALLENGERS
LEADERS
Microsoft
Google
RingCentral
Verizon
AT&T
BT
Cisco (BroadSoft)
Orange
8x8
NTT Group
West
Mitel
Fuze
Masergy
Star2Star
NICHE PLAYERS
VISIONARIES
ABILITY TO EXECUTE
COMPLETENESS OF VISION
As of August 2018
© Gartner, Inc

net2phone is Uniquely and Strategically Positioned to Become a Leader in the Global Market for **Unified Communications as a Service (UCaaS)**

How We Win

- net2phone Solution
- net2phone Technology
- Go To Market Strategy
- Management Team



net2phone

The net2phone Solution



The Solution

net2phone

Converged Communications Across Channels and Devices

Your communications system, in the CLOUD

Analytics

WebRTC


Polycom
HDvoice
Leslie Knope

Mobile App

Full Featured Desk Phone

The Solution - Feature Rich

net2phone

Mobile App
Call and text from your business number from anywhere.

WebRTC
Make and receive calls right from your laptop, with no additional hardware.

SMS/MMS
Send and receive text and multimedia messages from your business phone number.

Reporting
Analyze your calling traffic and history.

Live Chat Widget
Enable live conversations right on your website with our widget integration.

Voicemail to Email Transcription
Voicemail messages are converted into text, then sent via email or text message.

The Solution - Messaging

net2phone


Good Morning. Please pick up Jonah's dry cleaning from the front porch.
Delivered
You got it! Now go get a cup of coffee
We have picked up your dry cleaning and it will be ready by Friday. Have a great day!
Thank you, same to you!


net2phone
NEW MESSAGE
INBOX
My Inbox
Waiting
Sales
Support
Billing
Starred
Done
Dorian Muntz
and I have a problem I need so...
Morgan Legrande
hello?
Jonah Fink
I was wondering if the flower...
Replied
Frank Castle
but we will soon.
Good Morning. Please pick up Jonah's dry cleaning from the front porch.
You got it! Now go get a cup of coffee.
We have picked up your dry cleaning and it will be ready by Friday. Have a great day!
Thank you, same to you!
CJ
Chris Jones
Contact Info
1 (305) 867-5309

9 out 10 customers would like the ability to message a business

The Solution - WebRTC


Marcus Johnston
00:12

The Solution - Live Chat


THE SHOP
SNACKS COLLECTION
The Shop Team
Transfer to Mobile
Send

Convenient
Customers can chat in real time with company reps through their website

Untethered
Customers can move conversation from web to mobile any time

The Solution - Rich Client Analytics

net2phone



net2phone
Dashboard
Billing Cycle: March 03, 2017 — April 02, 2017
Mine
Company
USAGE
3% CALLS
97% CHATS
View Analytics
ACTIVITY
35% PHONE
27% FACEBOOK
25% SMS
13% WIDGET
View Analytics
NEW MESSAGES
289
Last Time: 1m Ago
View Inbox
NEW VOICEMAILS
17
Last Time: 7m Ago
View Voicemails
TEAM MEMBERS
MANAGE
INVITE TEAM MEMBER
MEMBER STATUS EXT CHATS CALLS VM
Danielle Ungermann Ready 102 32 3 1
Sarah Wood Ready 102 32 3 1
Will Weinraub Ready 102 32 3 1
Danielle Ungermann Ready 102 32 3 1
Carolina Leon Ready 102 32 3 1
DEPARTMENTS
MANAGE
ADD DEPARTMENT
DEPARTMENT STATUS MBRS EXT CHATS CALLS VM
Sales Active 2 101 3 3 3
Sales Active 2 101 3 3 3
Customer Success Active 2 101 3 3 3
UNITE NUMBERS
MANAGE
ADD UNITE NUMBER
NUMBER STATUS EXT ROUTES TO
(305) 867-5309 Active 101 Danielle Ungermann
(844) 535-3347 Active 101 Welcome Menu
WELCOME MENU
MANAGE
MENU EXT ROUTES TO
Option 1 101 Support
Option 2 101 Sales
Option 3 101 Marketing
Option 4 101 Retention
Option 5 101 Danielle Ungermann
Option 6 101 Sarah Wood
Option 7 101 Christi De Soto
Option 8 101 Barnaby Brogue

- Real Time Knowledge
- Monitoring Productivity
- Metrics Tracking
- Easy Access

net2phone

The net2phone Technology



Technology - Sector Expertise

net2phone

- Deep VoIP Expertise
- Agile Development Philosophy
- Acquisition of Strategic Technologies



Technology - Our Proprietary Platform

net2phone


net2phone
NEW MESSAGE
INBOX
TEAM CHAT
Net2Phone

- Leveraging IDT's Global Technology Assets
- Eliminates License Fees
- Full Control of Our Roadmap

Technology - Timeline

net2phone


Launched Hosted PBX
Acquired Versature
2009
2015
2016
2018
2019
Over 150,000 seats by end of CY 2019
Launched SIP Trunking
Acquired LiveNinja
net2phone Proprietary Platform

Go To Market



Go to Market - Strategy Overview


net2phone

- Streamlined Offer
- Global
- Multi-Channel
- SMB and Mid-Market

Go to Market - Streamlined Offer

net2phone

- Simple Packaging
  “Unique UCaaS Bundle“
- All-in-One Base Solution Pricing
- Subscription Based
  “Good-Bye CAPEX”
- Multi-Year Contracts



Go to Market - Global Day 1

An International Presence for an International Workforce



Go to Market - Global Opportunity

net2phone

Over 50% of our Revenue / Customer Base Comes from the Global Marketplace

- High Degree of Market Fragmentation with No Clear Leaders
- Lower Rates of UCaaS Penetration
- Earlier in Tech Demand Cycle
- Lower Customer Acquisition Cost
- Higher Margins
- Lower Churn



Go to Market - Global Presence

net2phone



North America

USA
Canada
Mexico



Asia

Hong Kong



South America

Argentina
Brazil
Colombia



Europe

Spain

Go to Market - Multi-Channel Approach


INDIRECT
DIRECT

Go to Market - Indirect Channel

net2phone

TCG
TELECOM CONSULTING GROUP

**Net2Phone Named VoIP Supplier of the Year!*

SANDLER PARTNERS

INTELISYS
Independence. No limits.

TELARUS

8
Master Agents

55,000
Seats

635
Agents

40
Channel Sales Managers

Go to Market - Direct Channel

net2phone

VERSATURE

23

Direct Sales Members

20,000

Seats



Go to Market - SMB & Mid-Market

net2phone



Our New Platform Expands Opportunity to Higher Value Markets

- ➔ Higher Seat Counts
- ➔ Higher ARPU



Go to Market - Seeing Is Believing

net2phone

wework
WHO BUT W.B.MASON
shopify
MATTEL
ESPN BRASIL

Allstate
BHHS BERKSHIRE HATHAWAY HomeServices
BW Best Western
Sylvan Learning
UNDER ARMOUR

Panera BREAD
Ashley HOMESTORE
IHOP
The Walt Disney Company
Domino's Pizza

THE GODDARD SCHOOL FOR EARLY CHILDHOOD DEVELOPMENT
LINCOLN CENTER for the Performing Arts
Edible ARRANGEMENTS
Ogilvy & Mather

KPIs



KPIs

net2phone



Subscription Revenue
Organic
w/Canada
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
73.2% 3yr Organic CAGR
FY16
FY17
FY18
FY19



Subscriber Revenue
33%
41%
26%
US
Canada
Latin America



Accounts
Organic
w/Canada
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
96.4% 3yr Organic CAGR
FY16
FY18
FY18
FY19



Account ARPU
350
300
250
200
150
100
0
US
Canada
Latin America

Management Team



Management Team

Jonah Fink, President
Chief Revenue Officer - passionately building new revenue streams

Zali Ritholtz, COO
Led product development, launch and management of net2phone's UCaaS offering

Dano Ybarra, SVP Int'l Growth
Led international for Jive, launched in 7 countries, helped to drive their $350M+ exit



Emilio Cueto, Dir. of Engineering
Over 10 years founding successful companies, products, and software development teams.

Daniel Londynski, LATAM
Built IDT's voice and SIP Trunking businesses in LatAm

Jonathan Moody, Canada
President and Co-Founder of Versature. Led Versature from start-up to over 15,000 seats

Thank You


net2phone

Financials

Marcelo Fischer

CFO

As of February 4, 2019	
Ticker	**NYSE: IDT**
Stock Price	$6.98
Shares Outstanding	23.7M
Market Cap	$165M
Enterprise Value	$104M
As of October 31, 2018	
Cash and Securities	$61.5M
Total Current Assets	$323.2M
Total Current Liabilities	$361.8M
Fiscal Year End	July 31st

IDT's Business Portfolio

Core Businesses

&

Corporate Overhead

+

Investment Initiatives

net2phone

BOSS REVOLUTION MONEY

NATIONAL RETAIL SOLUTIONS

BOSS REVOLUTION MOBILE

=

IDT

Core Business & Corporate Overhead

($ in millions)
Non-GAAP
July 31 Fiscal Year End

	Fiscal 2017	Fiscal 2018	Fiscal Q1 19	Q1 19 Annualized
Revenue	$1,477.2	$1,511.8	$351.4	$1,405.5
Direct Costs	1,262.7	1,289.0	300.2	1,200.9
Revenue less Direct Costs	214.5	222.8	51.2	204.6
Revenue less Direct Costs %	14.5%	14.7%	14.6%	14.6%
SG&A	160.1	159.5	38.4	153.4
Adjusted EBITDA	**$54.4**	**$63.3**	**$12.8**	**$51.2**
Adjusted Free Cash Flow Components				
Change in Deferred Revenue	($9.5)	($21.4)	($1.2)	($4.8)
Adjusted Revenue less Direct Costs	205.0	201.3	50.0	199.8
Adjusted Revenue less Direct Costs %	13.9%	13.3%	14.2%	14.2%
Adjusted Operating Cash Flow	**$44.8**	**$41.8**	**$11.6**	**$46.4**
Capex	17.9	15.7	3.2	12.9
Adjusted Free Cash flow	**$27.0**	**$26.1**	**$8.4**	**$33.5**

Value Components - Core & Corporate Overhead

$ in millions
Non-GAAP
July 31 Fiscal Year End



$44.8
$41.8
$46.3
Fiscal 2017
Fiscal 2018
Fiscal Q1 19 Annualized

Stable Adjusted Operating Cash Flow in mid-$40M range

- Available NOLs in excess of $100M
- No debt
- Efficient working capital business model

net2phone | UCaaS model

IDT

($ in millions)
Non-GAAP
July 31 Fiscal Year End

	Fiscal 2019	Fiscal 2020	Fiscal 2021	Fiscal 2022	3 Year CAGR
Subscription Revenue	**$23.3**	**$44.9**	**$76.8**	**$123.6**	**74%**
Subscription Revenue % chg	*114.1%*	*92.6%*	*71.1%*	*61.1%*	
Variable Subscription Costs	13.1	22.6	35.3	52.5	59%
Operating Overhead	4.3	4.8	6.1	7.5	20%
Operating Profit	**$5.9**	**$17.5**	**$35.4**	**$63.7**	**122%**
Operating Margin	*25.1%*	*39.0%*	*46.0%*	*51.5%*	
Customer Acquisition Costs	16.3	27.1	36.5	44.6	40%
R&D	4.8	5.4	6.6	8.3	20%
Cash Investment	**($15.3)**	**($15.0)**	**($7.8)**	**$10.8**	
Cash Investment (Cumulative)	**($15.3)**	**($30.3)**	**($38.1)**	**($27.2)**	
METRICS AND RATIOS					
Hosted Seats	**110,269**	**205,143**	**349,497**	**540,103**	**70%**
Accounts	14,199	25,519	42,823	66,176	67%
Account ARPU	$179	$189	$189	$186	1%
Monthly churn	1.00%	0.90%	0.86%	0.81%	

Value Components - net2phone UCaaS



$ in millions
Non-GAAP
July 31 Fiscal Year End
98%
2017 to 2019
CAGR
$5.9
$10.8
$23.2
Fiscal 2017
Fiscal 2018
Fiscal 2019 Projected

- Strong subscription growth rate
- FY19E revenues of $23MM

Public Companies	2019E Subscription Revenue Multiple	2017 to 2019E Subscription Revenue CAGR
Twilio	14.5x	46.6%
Ring Central	8.9x	28.6%
Five9	8.7x	22.1%
8 x 8	5.3x	19.5%
Band	3.9x	17.2%
LogMeIn	3.6x	18.1%
Ooma	2.2x	12.4%
Vonage	2.2x	13.1%

Median	**6.2x**

M&A Activity	
Jive (Apr 2018)	4.5x
Shoretel (Sep 2017)	4.0x
Fuze financing (May 2018)	4.0x

Value Components - Other Investment Initiatives

BOSS REVOLUTION MONEY · NATIONAL RETAIL SOLUTIONS · BOSS REVOLUTION MOBILE

$ in millions
Non-GAAP
July 31 Fiscal Year End

Revenue   Gross Margin %



81%
3-Year CAGR
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
$3.6
5%
$6.8
23%
$15.2
33%
$21.3
40%
Fiscal 2015
Fiscal 2016
Fiscal 2017
Fiscal 2018



$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
60%
50%
40%
30%
20%
10%
0%
$4.6
35%
$6.2
50%
Fiscal 1Q18
Fiscal 1Q19

Emilio Cueto

Bill Pereira

Marcelo Fischer

Q&A

Shmuel Jonas

Zali Ritholtz

Jonah Fink

Dano Ybarra

Non-GAAP Reconciliations

Non-GAAP Reconciliation

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States of America (GAAP), IDT's investor presentation also included Adjusted EBITDA, Adjusted Operating Cash Flow, and Adjusted Free Cash Flow, which are non-GAAP measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Management believes that IDT's Adjusted EBITDA measure provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making. In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of this financial measure may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting at this time.

Management refers to Adjusted EBITDA, as well as the GAAP measures income from operations and net (loss) income to facilitate internal and external comparisons to IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

IDT's measure of Adjusted EBITDA consists of revenues less direct cost of revenues and selling, general and administrative expense. Another way of calculating Adjusted EBITDA is to start with income from operations, and add depreciation and amortization, severance expense, other operating expenses, and the adjustment to the gain on the sale of member interest in Visa Europe Ltd.

These additions and subtractions are non-cash and/or non-routine items in the relevant periods.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or constructed in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense, which is excluded from the calculation of Adjusted EBITDA, is reflective of decisions made by management in each period regarding the aspects of IDT's businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Other operating expenses and the adjustment to the gain on the sale of member interest in Visa Europe Ltd. are components of income from operations. In fiscal 2018, other operating expenses included legal fees related to Straight Path Communications Inc.'s stockholders' putative class action and derivative complaint, fees related to other legal matters, and other losses. In fiscal 2017, other operating expenses included a non-routine expense for the settlement and mutual release, and the associated legal fees, related to potential liabilities and claims under agreements related to the Straight Path spin-off. Other operating expenses and the adjustment to the gain on the sale of member interest in Visa Europe Ltd. are excluded from the calculation of Adjustec EBITDA. From time-to-time, IDT may incur costs related to non-routine legal and regulatory matters or disposal of certain assets. However, such legal and regulatory matters and disposals do not occur each quarter. IDT does not believe the gains or losses from non-routine legal and regulatory matters or asset sales are components of IDT's core operating results.

The other calculation of Adjusted EBITDA consists of revenues less direct cost of revenues and selling, general and administrative expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Management provided Adjusted Operating Cash Flow and Adjusted Free Cash Flow for IDT's Core Businesses plus Corporate Overhead in this investor presentation to provide historical supplemental data on the cash available for IDT's investment initiatives. In addition, management believes historical Adjusted Operating Cash Flow and Adjusted Free Cash Flow data will be useful for projecting economic cash flows for IDT's Core Businesses. IDT's measure of Adjusted Operating Cash Flow starts with Adjusted EBITDA and deducts the change in deferred revenue in the period, in order to remove the changes in the accounting for deferred revenue from the economic cash flows. IDT's measure of Adjusted Free Cash Flow starts with Adjusted Operating Cash Flow and deducts capital expenditures in the period, since cash used for capital expenditures is not available for other investments.

Adjusted EBITDA, Adjusted Operating Cash Flow, and Adjusted Free Cash Flow should be considered in addition to, not as a substitute for, or superior to, income from operations, net cash provided by operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's measurements of Adjusted EBITDA, Adjusted Operating Cash Flow, and Adjusted Free Cash Flow may not be comparable to similarly titled measures reported by other companies.

Following are reconciliations of Adjusted EBITDA, Adjusted Operating Cash Flow, and Adjusted Free Cash Flow to the most directly comparable GAAP measure for IDT on a consolidated basis, which are, for Adjusted EBITDA, income from operations and net income (loss), and for Adjusted Operating Cash Flow and Adjusted Free Cash Flow, net cash provided by operating activities.

Non-GAAP Reconciliation

Non-GAAP Reconciliation
Reconciling Adjusted Free Cash Flow to Statement of Cash Flows Data
After adoption of ASU 2016-18
Q1 Fiscal 2019
(in thousands)

	Core Businesses + Corporate Overhead	Investment Initiatives	Consolidated IDT
Adjusted Free Cash Flow	**8,366**	-6,964	1,402
Capital expenditures	3,234	1,229	4,463
Adjusted Operating Cash Flow	**11,600**	-5,735	5,865
Δ in Deferred Revenue	1,206		1,206
Adjusted EBITDA	**12,806**	-5,735	7,071
Depreciation and amortization			-5,594
Other operating expense			-195
Income from operations			1,282
Interest income, net			108
Other expense, net			-1,349
Provision for income taxes			-1,189
Net loss			-1,148
Adjustments to reconcile net loss to net cash provided by operating activities			7,617
Changes in assets and liabilities			1,761
Net cash provided by operating activities			8,230

Non-GAAP Reconciliation

Non-GAAP Reconciliation
Reconciling Adjusted Free Cash Flow to Statement of Cash Flows Data
After adoption of ASU 2016-18
Fiscal 2018
(in thousands)

	Core Businesses + Corporate Overhead	Investment Initiatives	All Other	Consolidated IDT
Adjusted Free Cash Flow	**26,126**	(27,769)	(2,155)	(3,799)
Capital expenditures	15,693	4,105	769	20,567
Adjusted Operating Cash Flow	**41,819**	(23,664)	(1,386)	16,768
Δ in Deferred Revenue	21,439			21,439
Adjusted EBITDA	**63,258**	(23,664)	(1,386)	38,207
Depreciation and amortization				(22,801)
Severance expense				(4,630)
Other operating expense				(2,398)
Income from operations				8,378
Interest income, net				1,071
Other expense, net				(1,348)
Provision for income taxes				(2,902)
Net income				5,199
Adjustments to reconcile net income to net cash provided by operating activities				34,760
Changes in assets and liabilities				(19,568)
Net cash provided by operating activities				20,391

Non-GAAP Reconciliation

Non-GAAP Reconciliation
Reconciling Adjusted Free Cash Flow to Statement of Cash Flows Data
After adoption of ASU 2016-18
Fiscal 2017
(in thousands)

	Core Businesses + Corporate Overhead	Investment Initiatives	All Other	Consolidated IDT
Adjusted Free Cash Flow	**26,955**	(21,584)	(135)	5,236
Capital expenditures	17,868	3,121	1,960	22,949
Adjusted Operating Cash Flow	**44,823**	(18,464)	1,825	28,185
Δ in Deferred Revenue	9,543			9,543
Adjusted EBITDA	**54,366**	(18,464)	1,825	37,728
Depreciation and amortization				(21,704)
Adjustment to gain on sale of member interest in Visa Europe Ltd.				(63)
Other operating expense				(10,412)
Income from operations				5,549
Interest income, net				1,254
Other income, net				817
Benefit from income taxes				2,021
Net income				9,641
Adjustments to reconcile net income to net cash provided by operating activities				23,122
Changes in assets and liabilities				3,330
Net cash provided by operating activities				36,093

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